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                                                                  EXHIBIT 10.11

                               POLLET & RICHARDSON
                                A LAW CORPORATION

                            10900 WILSHIRE BOULEVARD
                                    SUITE 500
                          LOS ANGELES, CALIFORNIA 90024
                            TELEPHONE (310) 208-1182
                               FAX (310) 208-1154


                                                              SEPTEMBER 19, 2001
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WILLIAM T. JACOBSON
PRESIDENT AND CHIEF EXECUTIVE OFFICER
ATLAS MINING COMPANY
630 EAST MULLAN AVENUE
OSBURN, IDAHO 83849

                  RE:      ATTORNEY-CLIENT FEE AGREEMENT
                           OUR FILE NO.:    1544-001

DEAR MR. JACOBSON,

THIS LETTER MEMORIALIZES OUR UNDERSTANDING REGARDING PAYMENT OF SHARES OF ATLAS MINING COMPANY (THE "COMPANY"), BY WHICH WE AGREE TO ACCEPT 20,000 RESTRICTED SHARES OF COMPANY COMMON STOCK, NO PAR VALUE (THE "SHARES"), ALONG WITH THE RIGHT TO INCLUDE SUCH SHARES ON THE FIRST REGISTRATION STATEMENT FILED BY THE COMPANY, IN EXCHANGE FOR DEFERRAL OF PAYMENT OF FEES FOR OUR LEGAL SERVICES.

WE HEREBY REPRESENT AND WARRANT THAT WE ARE AN "ACCREDITED INVESTOR," AS THAT TERM IS DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THAT THE TRANSFER OF THE SHARES CONTEMPLATED HEREIN IS AND SHALL BE CONDUCTED AS AN EXEMPT TRANSACTION UNDER SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D OF THE ACT. BOTH WE AND THE COMPANY HEREBY REPRESENT, WARRANT AND COVENANT THAT SUCH TRANSFER HAS COMPLIED AND SHALL COMPLY IN BOTH SUBSTANCE AND FORM WITH ALL REQUIREMENTS SUCH EXEMPTIONS TO REGISTRATION.

IF THE ARRANGEMENT DESCRIBED IN THIS LETTER IS ACCEPTABLE TO YOU, PLEASE CONFIRM YOUR AGREEMENT BY SIGNING THIS LETTER BELOW.
                                                 SINCERELY,

                                                 POLLET & RICHARDSON
                                                 A LAW CORPORATION


                                                 /S/ NIMISH PATEL
                                                 ---------------------------
                                                 NIMISH PATEL, ESQ., PARTNER

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THE UNDERSIGNED HAS READ AND UNDERSTANDS THE FOREGOING TERMS AND AGREES WITH
THEM AND ACCEPTS THEM.

                                          ATLAS MINING COMPANY
                                          AN IDAHO CORPORATION


SEPTEMBER 19, 2001                        /S/ WILLIAM T. JACOBSON
                                          --------------------------------------
                                          WILLIAM T. JACOBSON, PRESIDENT AND CEO